SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 6, 2000

Marketing Specialists Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24667 (Commission file number)	04-3411833 (IRS employer identification no.)

17855 N. Dallas Parkway, Suite 200
Dallas, Texas 75287
(Address and zip code of principal executive offices)

Registrant's telephone number, including area code:
(972) 349-6200

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Merkert American Corporation
490 Turnpike Street
Canton, Massachusetts 02021
(Former name and address)

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Item 5.  Other Events

          The Registrant reports that a lawsuit was filed on June 8, 2000 in the Delaware Court of Chancery by William Brown, III on behalf of the minority stockholders, alleging that the Registrant's Board of Directors violated its fiduciary duty by failing to disclose material information to the stockholders about the proposed sale of the Registrant to the majority stockholder. The putative plaintiff class representative further alleges that the per share offer price is unfairly low for the purpose of decreasing the cost of the purchase for the majority stockholder, Richmont Capital Partners I, L.P. ("RCPI"). The plaintiffs ask for the enjoinder of the sale of the Registrant to RCPI or the rescission of the contract and the awarding of rescission damages if the suit is resolved after the sale occurs.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETING SPECIALISTS CORPORATION

By: /S/ TIMOTHY M. BYRD ________________________________ Timothy M. Byrd Chief Financial Officer

Date:  July 6, 2000